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                               Royce Value Trust






                               3rd QUARTER REPORT
                               September 30, 1996

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Dear Stockholder:

    After declining 15.5% from May 22 through July 24, small-cap stocks, as measured by the Russell 2000*, staged a comeback, rallying 12.3% through quarter end. However, unlike the large-cap oriented S&P 500* which made new highs near the end of the third quarter, the Russell 2000 failed to reach the peak established in the second quarter and now trails the large-cap index on a year-to-date performance basis. For the quarter, the S&P 500 was up 3.1% versus a 0.3% gain for the Russell 2000; year-to-date the S&P 500 is up 13.6% and the Russell 2000 is up 10.7%. The S&P Small-Cap 600*, the Fund's relative performance benchmark, had a strong quarterly showing, up 3.2%, and is now ahead of both the Russell 2000 and the S&P 500 with a 14.8% year-to-date gain.

    ROYCE VALUE TRUST ('RVT') MATCHED THE RUSSELL 2000 FOR THE THIRD QUARTER POSTING A 0.4% NAV RETURN, AND YEAR-TO-DATE THROUGH SEPTEMBER 30, THE FUND WAS UP 7.2% ON AN NAV BASIS. Contributing to the Fund's third quarter performance were nice gains in office furniture manufacturer, Kimball International, home furnishings manufacturer and retailer, Ethan Allen Interiors, and film manufacturer and processor, Seattle Filmworks. Average annual NAV total returns for the Fund for the 1-year, 5-year and since inception (11/26/86) periods were 8.1%, 14.8% and 12.1%, respectively.

    NOVEMBER WILL MARK RVT'S 10-YEAR ANNIVERSARY. The Fund began with approximately $100 million in net assets and, through appreciation, rights offerings and the issuance of preferred stock, net assets now exceed $425 million. The Fund remains one of the few domestic, closed-end small-cap offerings and one of only three, domestic closed-end equity funds with a fulcrum (performance-based) management fee instead of a traditional fixed fee structure.

    During the quarter, RVT completed a successful offering of 2.4 million shares of Cumulative Preferred Stock. The 8% cumulative preferred, which was sold at $25.00 per share, resulted in $58 million of net, new capital for the Fund and no dilution for stockholders. As your investment advisor, we are excited about the investment opportunities that the new capital will afford us. If you would like any information on the preferred stock, please contact the Fund's office at (800) 221-4268 for a prospectus.

    We appreciate your continued support of the Fund and look forward to another ten years together.

Sincerely,


CHARLES M. ROYCE                        Jack E. Fockler, Jr.
Charles M. Royce                          W. Whitney George
   President                               Vice Presidents


October 15, 1996

* The Russell 2000, S&P 500, and S&P Small-Cap 600 are unmanaged indices and include the reinvestment of dividends.

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PORTFOLIO SUMMARY

The following information is provided as a 'bird's eye' view of the RVT portfolio at September 30, 1996.

----------------------------------------------------------

WEIGHTED AVERAGES

Market Capitalization (Total Portfolio)      $363   Million
Median Market Capitalization (Total
  Portfolio)                                 $265   Million
P/E Ratio (100 Largest Positions)            13.6x
P/B Ratio (100 Largest Positions)             1.6x
Portfolio Yield (100 Largest Positions)       2.0%

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TOP TWENTY POSITIONS

                                                     Market
                                                     Value
                                                   ----------
 1.   Ash Grove Cement Company Cl. B............   $4,399,147
 2.   The Standard Register Company.............    4,290,163
 3.   Kimball International, Inc. Cl. B.........    4,160,600
 4.   Marshall Industries.......................    4,097,000
 5.   Comdisco, Inc. ...........................    4,009,294
 6.   Stanhome, Inc. ...........................    3,952,988
 7.   Ethan Allen Interiors Inc. ...............    3,871,950
 8.   Zenith National Insurance Corp. ..........    3,793,200
 9.   Wesco Financial Corporation...............    3,741,000
10.   Florida Rock Industries, Inc. ............    3,646,913
11.   Family Dollar Stores, Inc. ...............    3,612,263
12.   Vallen Corporation........................    3,488,258
13.   Richardson Electronics, Ltd. .............    3,485,800
14.   Pennsylvania Manufacturers Corporation Cl.
      A.........................................    3,431,750
15.   Lilly Industries, Inc. Cl. A..............    3,382,905
16.   Haemonetics Corporation...................    3,382,500
17.   MacDermid, Incorporated...................    3,354,001
18.   Velcro Industries N.V. ...................    3,348,150
19.   Farmer Bros. Co. .........................    3,322,000
20.   Arnold Industries, Inc. ..................    3,317,706

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FUND HIGHLIGHTS

                                                      September 30, 1996
                                                      ------------------
Net Asset Value Per Share..........................        $ 14.53
Market Price Per Share.............................        $ 12.625

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TOTAL RETURN PERFORMANCE

                                                                  NAV       Market Value
                                                                 Total          Total        S&P    S&P Small-   Russell
                                                               Return(a)      Return(b)    500`D'   Cap 600`D'   2000`D'
                                                             -------------  -------------  -------  -----------  --------
 3 months ended 9/30/96....................................        0.4%           2.0%         3.1%       3.2%       0.3%
 9 months ended 9/30/96....................................        7.2            6.3         13.6       14.8       10.7
 Annual Returns (ended December 31)
 1995......................................................       22.6           20.5         37.5       30.0       28.4
 1994......................................................        1.1          - 5.6          1.3      - 4.8      - 1.8
 1993......................................................       17.9           14.8         10.0       18.8       18.9
 1992......................................................       19.9           26.8          7.7       21.0       18.4
 1991......................................................       39.5           35.3         30.5       48.5       46.1
 Average Annual Total Returns (ended September 30, 1996)
 1-Year....................................................        8.1            4.4         20.4       15.3       13.1
 3-Year....................................................       11.4            7.2         17.4       13.1       12.8
 5-Year....................................................       14.8           14.4         15.2       17.0       15.8
 Since Inception*..........................................       12.1            9.5         14.2       10.3       11.7

(a) Reflects the NAV experience of a continuous shareholder who reinvested all distributions and fully participated in primary rights offerings.

(b) Reflects the market value experience of a continuous shareholder who reinvested all distributions and fully participated in primary rights offerings.

*  Inception date -- 11/26/86
'D'  The indices are unmanaged and include the reinvestment of dividends.
Source: Frank Russell Co.
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                                                      Nine Months Ended
                                                                             Three Months Ended         September 30,
                                                                             September 30, 1996             1996
                                                                             ------------------       -----------------
  INVESTMENT OPERATIONS:
    Net investment income.................................................      $  1,149,346             $  2,753,173
    Net realized gain on investments......................................         4,127,458               23,361,594
    Net change in unrealized appreciation on investments..................        (1,649,774)               2,970,116
                                                                             ------------------       -----------------
      Net increase in net assets resulting from investment operations.....         3,627,030               29,084,883
  DIVIDENDS AND DISTRIBUTIONS:
    Preferred stock dividend accrued but not yet declared.................          (512,850)                (512,850)
  CAPITAL STOCK TRANSACTIONS:
    Net proceeds from issuance of preferred stock.........................        57,740,000               57,740,000
                                                                             ------------------       -----------------
  NET INCREASE IN NET ASSETS..............................................        60,854,180               86,312,033
  NET ASSETS:
    Beginning of period...................................................       364,428,204              338,970,351
                                                                             ------------------       -----------------
    End of period.........................................................      $425,282,384             $425,282,384
                                                                             ------------------       -----------------
                                                                             ------------------       -----------------

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PORTFOLIO COMPOSITION

                                                                            September 30, 1996                % of
                                                                               (unaudited)              Total Investments
                                                                            ------------------          -----------------
  Common Stocks..........................................................      $401,379,651                    86.3%
  Bonds and Preferred Stock..............................................         7,009,893                     1.5
  Repurchase Agreement...................................................        57,000,000                    12.2
                                                                            ------------------               ------
    TOTAL INVESTMENTS....................................................      $465,389,544                   100.0%
                                                                            ------------------               ------
                                                                            ------------------               ------

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The results presented in this report  represent past performance and should  not be considered representative of the 'total return' from an investment in the Fund today. They are provided only to give an historical perspective of the Fund. The investment return and net asset and market values of Fund shares will fluctuate, so that the shares may be worth more or less than their original cost when sold.

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                          ROYCE VALUE TRUST PHILOSOPHY

 RVT concentrates on buying the securities of small capitalization companies.

 RVT uses a strict fundamental value approach which emphasizes the understanding of balance sheets, cash flows and internal rates of return.

 RVT concentrates on understanding the private worth or value of a business.

 RVT attempts to reduce the risks associated with small company ownership. Market risk is lowered by using non-mainstream securities and company risk by favoring excess cash flow and low-leverage firms. Valuation risk is lowered by using strict pricing standards and portfolio risk by achieving wide diversification.

 The source of performance is the consistent use of strict value disciplines applied to less well-known securities. The Fund will apply these principles from year-to-year and attempt to avoid the opportunistic and fashionable investment styles of the moment. We believe that our method, emphasizing patience and value, comes the closest to an all-weather strategy for delivering consistent, above average long-term returns.

NOTE:

The Board of Directors has given the Fund's management the discretionary authority to cause the Fund to repurchase up to 300,000 shares of its common stock in open market and other transactions through December 31, 1996. Such repurchases would be effected at a price per share which is less than the then current net asset value, but not in excess of the then prevailing market price.

The Board of Directors of the Fund is authorized to offer stockholders an opportunity to subscribe for additional shares of common stock of the Fund through rights offerings at a price per share that may be less than the then current net asset value of the Fund's common stock. The timing and terms of any such offerings are left to the Board's discretion.

                            Royce Value Trust, Inc.
                          1414 Avenue of the Americas
                              New York, N.Y. 10019
                                  800-221-4268



                         STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as 'D'.